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                                                                 EXHIBIT 10.2
                                       April 13, 1997


SPS Transaction Services, Inc.
2500 Lake Cook Road
Riverwoods, Illinois 60015

Dear Gentlemen:

This letter shall amend the letter agreement dated as of September 1, 1995, between Dean Witter, Discover & Co. ("Lender") and SPS Transaction Services, Inc. ("Borrower"), as amended pursuant to the letter agreement dated as of May 3, 1996, between Lender and Borrower (collectively, the "Facility Fee Agreement"), regarding the Facility Fee payable by Borrower to Lender in connection with Loans made by Lender to Borrower under the Financing Agreements. Capitalized terms used herein (and not otherwise defined herein) shall have the same meanings as set forth in the Facility Fee Agreement.

Effective as of the date hereof, the parties agree that Schedule I to the Facility Fee Agreement shall be amended in its entirety and henceforth shall read as set forth in Schedule I attached hereto; provided that upon the amendment, termination, expiration or supplementation of the Credit Agreement dated as of April 14, 1997 among Lender, the banks listed therein, the Managing Agents referred to therein, The Chase Manhattan Bank, as Administrative Agent and Morgan Guaranty Trust Company of New York, as Documentation Agent, Lender may, upon ten (10) days prior written notice to Borrower, adjust subpart (ix) in Schedule I to reflect changes in Lender's costs related to any of Lender's then existing revolving credit agreements; provided further that the portion of the Facility Fee covered under subpart (ix) shall be determined in a manner consistent with past practice. Except as provided herein, the Facility Fee Agreement shall remain in full force and effect.

If the foregoing is acceptable, please sign the enclosed copy of this letter agreement and return it to my attention.

                                    Very truly yours,

                                    DEAN WITTER, DISCOVER & CO.

                                    By:  /S/ Birendra Kumar
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                                    Its:  Treasurer
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ACCEPTED AND AGREED

SPS TRANSACTION SERVICES, INC.

By: /S/ Thomas M. Goldstein
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Its:  Vice President - Finance
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